               FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

                                    ISSUED BY
                       METROPOLITAN LIFE INSURANCE COMPANY

              METROPOLITAN LIFE VARIABLE ANNUITY SEPARATE ACCOUNT I
             METROPOLITAN LIFE VARIABLE ANNUITY SEPARATE ACCOUNT II

                          SUPPLEMENT DATED MAY 1, 2009
                                       TO
               PROSPECTUS DATED OCTOBER 20, 2006 (AS SUPPLEMENTED)

This supplement updates certain information contained in your last prospectus dated October 20, 2006 and subsequent supplements for the Flexible Premium Deferred Variable Annuity Contract (the "Contract") offered by Metropolitan Life Insurance Company ("We", "Us", "MetLife", or "the Company"). We no longer offer the Contract to new purchasers. We do continue to accept purchase payments from Contract owners. You should read and retain this supplement with your Contract.

The Contract has 20 investment choices: a Fixed Account and 19 variable Subaccounts, which are divisions of the Metropolitan Life Variable Annuity Separate Account I or the Metropolitan Life Variable Annuity Separate Account II (the "Separate Account"). You can put your money into the Fixed Account and/or any of these Subaccounts. Money directed to the Fixed Account earns a declared interest rate that is guaranteed by us. Money directed to any Subaccount is invested exclusively in a single Investment Portfolio. These Investment Portfolios are professionally managed and provide a broad range of investment strategies (growth and income, aggressive growth, income, etc.), styles (growth, value, etc.) and asset classes (stocks, bond, international, etc.) and are listed below. Investments in the Investment Portfolios are not guaranteed. You could lose money.

AIM VARIABLE INSURANCE FUNDS -- SERIES I           MFS(R) Research International Portfolio
  AIM V.I. International Growth Fund               Oppenheimer Capital Appreciation Portfolio
FIDELITY(R) VARIABLE INSURANCE                     Pioneer Fund Portfolio
  PRODUCTS -- INITIAL CLASS                      METROPOLITAN SERIES FUND, INC. -- CLASS A
  Contrafund(R) Portfolio                          BlackRock Legacy Large Cap Growth Portfolio
  Equity-Income Portfolio                          BlackRock Money Market Portfolio
  High Income Portfolio                            MFS(R) Total Return Portfolio
  Index 500 Portfolio                              T. Rowe Price Large Cap Growth Portfolio
LEGG MASON PARTNERS VARIABLE EQUITY                Western Asset Management Strategic Bond
  TRUST -- CLASS I                                 Opportunities Portfolio
  Legg Mason Partners Variable Aggressive          Western Asset Management U.S. Government
  Growth Portfolio                                 Portfolio
  Legg Mason Partners Variable Appreciation      MFS(R) VARIABLE INSURANCE TRUST -- INITIAL
  Portfolio                                        CLASS
  Legg Mason Partners Variable Small Cap           MFS(R) Research Bond Series
  Growth Portfolio
MET INVESTORS SERIES TRUST -- CLASS A
  BlackRock Large Cap Core Portfolio


Certain Investment Portfolios have been subject to a merger. Please see "Additional Information Regarding Investment Portfolios" for more information.

The Financial Industry Regulatory Authority (FINRA) maintains a Public Disclosure Program for investors. A brochure that includes information describing the Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.
                                                             _____________

We have added the following definition to the GLOSSARY:

GOOD ORDER -- A request or transaction generally is considered in "good order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in good order. If you have any questions, you should contact us or your sales representative before submitting the form or request.

We have modified Section 8 of the SUMMARY to read as follows:

8. DEATH BENEFITS: If you die before the Income Phase begins, the person you have chosen as your Beneficiary will receive a death benefit. This death benefit will be the greatest of: (1) the value of your Contract on the date we receive proof of your death and written payment instructions; (2) the money you've put into the Contract less any Purchase Payments withdrawn; or (3) the value of your Contract on the most recent 5-year anniversary after the date of issue plus any money you've added minus any money withdrawn since that anniversary. If you die on or after age 75, slightly different rules apply. Please refer to the Death Benefits Section for more details.

                                   FEE TABLES

--------------------------------------------------------------------------------
ANNUAL SEPARATE ACCOUNT CHARGES (FOR CONTRACTS APPLIED FOR ON AND AFTER FEBRUARY 1, 1999)
(as a percentage of the average daily net assets of the Separate Account)

We will assess a mortality and expense risk charge ("M&E") of 1.25% and an administrative expense charge of 0.15% on all contracts.

Mortality and Expense Risk Charge............................................  1.25%(1)
Administrative Expense Charge................................................  0.15%
                                                                               ----
  Total Annual Separate Account Charges......................................  1.40%


ANNUAL SEPARATE ACCOUNT CHARGES (FOR CONTRACTS APPLIED FOR PRIOR TO FEBRUARY 1,
1999)
(as a percentage of average net assets)

Mortality and Expense Risk Charge............................................  0.84%(1)
Administrative Expense Charge................................................  0.15%
                                                                               ----
  Total Separate Account Expenses............................................  0.99%


---------
(1)   We will waive the following amounts of the Mortality and Expense Risk
      Charge: the amount, if any, equal to the Underlying Fund expenses that are in excess of 0.91% for the Subaccount investing in the BlackRock Legacy Large Cap Growth Portfolio -- Class A; 0.88% for the Subaccount investing in the MFS Research International Portfolio -- Class A; 0.68% for the Subaccount investing in the Oppenheimer Capital Appreciation
      Portfolio -- Class A; and 0.91% for the Subaccount investing in the Pioneer Fund Portfolio -- Class A.

INVESTMENT PORTFOLIO EXPENSES AS OF DECEMBER 31, 2008 (UNLESS OTHERWISE INDICATED):

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Investment Portfolios, before any voluntary or contractual fee waivers and/or expense reimbursements. Certain Investment Portfolios may impose a redemption fee in the future. The second table shows each Investment Portfolio's management fee, distribution and/or service fees (12b-1) if applicable, and other expenses. The Investment Portfolios provided this information and we have not independently verified it. More detail concerning each Investment Portfolio's fees and expenses is contained in the prospectus for each Investment Portfolio. Current prospectuses for the Investment Portfolios can be obtained by calling 1-800-497-4857.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES

                                                                          MINIMUM   MAXIMUM
                                                                          -------   -------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees, and other
  expenses).............................................................   0.10%     1.08%

UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

                                                DISTRIBUTION            ACQUIRED   TOTAL   CONTRACTUAL FEE  NET TOTAL
                                                   AND/OR              FUND FEES   ANNUAL   WAIVER AND/OR    ANNUAL
                                    MANAGEMENT SERVICE(12B-1)   OTHER     AND    OPERATING     EXPENSE      OPERATING
UNDERLYING FUND                         FEE         FEES      EXPENSES EXPENSES*  EXPENSES  REIMBURSEMENT  EXPENSES**
---------------                     ---------- -------------- -------- --------- --------- --------------- ----------
AIM VARIABLE INSURANCE
  FUNDS -- SERIES I
  AIM V.I. International Growth
     Fund..........................    0.71%         --         0.35%    0.02%     1.08%        0.01%       1.07%(1)
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS -- INITIAL CLASS
  Contrafund(R) Portfolio..........    0.56%         --         0.10%      --      0.66%          --        0.66%
  Equity-Income Portfolio..........    0.46%         --         0.11%      --      0.57%          --        0.57%
  High Income Portfolio............    0.57%         --         0.14%      --      0.71%          --        0.71%
  Index 500 Portfolio..............    0.10%         --           --       --      0.10%          --        0.10%(2)
LEGG MASON PARTNERS VARIABLE EQUITY
  TRUST -- CLASS I
  Legg Mason Partners Variable
     Aggressive Growth
     Portfolio++...................    0.75%         --         0.04%      --      0.79%          --        0.79%(3)
  Legg Mason Partners Variable
     Appreciation Portfolio........    0.70%         --         0.06%    0.01%     0.77%          --        0.77%(3)
  Legg Mason Partners Variable
     Small Cap Growth Portfolio....    0.75%         --         0.19%      --      0.94%          --        0.94%(3)
MET INVESTORS SERIES TRUST -- CLASS
  A
  BlackRock Large Cap Core
     Portfolio.....................    0.58%         --         0.04%      --      0.62%          --        0.62%
  MFS(R) Research International
     Portfolio.....................    0.70%         --         0.07%      --      0.77%          --        0.77%
  Oppenheimer Capital Appreciation
  Portfolio........................    0.59%         --         0.03%      --      0.62%          --        0.62%
  Pioneer Fund Portfolio#..........    0.70%         --         0.29%      --      0.99%          --        0.99%(4)
METROPOLITAN SERIES FUND,
  INC. -- CLASS A
  BlackRock Legacy Large Cap Growth
     Portfolio#....................    0.73%         --         0.05%      --      0.78%        0.01%       0.77%(5)
  BlackRock Money Market
     Portfolio.....................    0.32%         --         0.02%      --      0.34%        0.01%       0.33%(6)
  MFS(R) Total Return Portfolio....    0.53%         --         0.05%      --      0.58%          --        0.58%
  T. Rowe Price Large Cap Growth
     Portfolio.....................    0.60%         --         0.07%      --      0.67%          --        0.67%
  Western Asset Management
     Strategic Bond Opportunities
     Portfolio.....................    0.60%         --         0.05%      --      0.65%          --        0.65%
  Western Asset Management U.S.
     Government Portfolio..........    0.48%         --         0.04%      --      0.52%          --        0.52%
MFS(R) VARIABLE INSURANCE
  TRUST -- INITIAL CLASS
  MFS(R) Research Bond Series......    0.50%         --         0.14%      --      0.64%          --        0.64%


---------
* Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.

** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.

++ Fees and expenses of this Portfolio are based on the Portfolio's fiscal year ended October 31, 2008.

#     This Portfolio is not available for investment prior to May 4, 2009.

(1) The Fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash allocated from securities lending) in such affiliated money market funds. The Fee Waiver reflects this agreement.

(2) Management fees for the portfolio have been reduced to 0.10%, and class expenses are limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, security lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the portfolio's shareholders and board of trustees. Thus, the expense limit is required by contract and is not voluntary on the portfolio manager's part.

(3) Other Expenses have been revised to reflect the estimated effect of additional prospectus and shareholder report printing and mailing expenses expected to be incurred by the fund going forward.

(4) The Management Fee has been restated to reflect an amended management fee agreement as if the fees had been in effect during the previous fiscal year. Other Expenses include 0.01% of deferred expense reimbursement from a prior period.

(5) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.73% for the first $300 million of the Portfolio's average daily net assets and 0.705% for the next $700 million.

(6) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million. Other expenses include Treasury Guarantee Program expenses of 0.012% incurred for the period September 19, 2008 through December 31, 2008.

SECTION 2: ANNUITY PAYMENTS (THE INCOME PHASE)

We have modified the first paragraph to read as follows:

Under the Contract, you can choose the month and year in which Annuity Income Payments begin. That date is called the Annuity Income Date. You can also choose the frequency of Annuity Income Payments and the plan on which those payments are based. We call these Annuity Income Options. If you were issued a Contract with sex-distinct annuity rates prior to the time that state law mandated unisex annuity rates (if applicable in your state), the annuity rates we use will not be less than the guaranteed sex-distinct rates in the Contract when issued.

We have modified the first paragraph of the ANNUITY INCOME OPTIONS subsection to read as follows:

ANNUITY INCOME OPTIONS: You may select one of the following standard Annuity Income Options. In addition, you may elect any other method of payment that is mutually agreeable to you and us. After Annuity Income Payments begin, you cannot change the annuity income option. Due to underwriting, administrative or Internal Revenue Code considerations, there may be limitations on payments to a survivor under Options 4 and/or the duration of the guarantee period under Options 1 and 3.

SECTION 4: SUBACCOUNTS

There is no assurance that an Investment Portfolio will achieve its stated objective. YOU SHOULD READ THE PROSPECTUSES FOR THESE INVESTMENT PORTFOLIOS CAREFULLY BEFORE INVESTING.

The current Investment Portfolios are listed below, along with their investment objectives, investment advisers and any subadviser.

                                               INVESTMENT                         INVESTMENT
          FUNDING OPTION                       OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
AIM VARIABLE INSURANCE
  FUNDS -- SERIES I
  AIM V.I. International Growth    Seeks long-term growth of          Invesco Aim Advisors, Inc.
     Fund                          capital.                           Subadvisers: Invesco Trimark
                                                                      Investment Management Inc.;
                                                                      Invesco Global Asset Management
                                                                      (N.A.), Inc.; Invesco
                                                                      Institutional (N.A.), Inc.;
                                                                      Invesco Senior Secured
                                                                      Management, Inc.; Invesco Hong
                                                                      Kong Limited; Invesco Asset
                                                                      Management Limited; Invesco Asset
                                                                      Management (Japan) Limited;
                                                                      Invesco Asset Management
                                                                      Deutschland GmbH; and Invesco
                                                                      Australia Limited
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS -- INITIAL CLASS
  Contrafund(R) Portfolio          Seeks long-term capital            Fidelity Management & Research
                                   appreciation.                      Company Subadviser: FMR Co.,
                                                                      Inc.; Fidelity Research &
                                                                      Analysis Company
  Equity-Income Portfolio          Seeks reasonable income. The fund  Fidelity Management & Research
                                   will also consider the potential   Company Subadviser: FMR Co.,
                                   for capital appreciation. The      Inc.; Fidelity Research &
                                   fund's goal is to achieve a yield  Analysis Company
                                   which exceeds the composite yield
                                   on the securities comprising the
                                   Standard & Poor's 500(SM) Index
                                   (S&P 500(R)).
  High Income Portfolio            Seeks a high level of current      Fidelity Management & Research
                                   income, while also considering     Company Subadviser: FMR Co.,
                                   growth of capital.                 Inc.; Fidelity Research &
                                                                      Analysis Company
  Index 500 Portfolio              Seeks investment results that      Fidelity Management & Research
                                   correspond to the total return of  Company Subadviser: FMR Co.,
                                   common stocks publicly traded in   Inc.; Geode Capital Management,
                                   the United States, as represented  LLC
                                   by the S&P 500.
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST -- CLASS I
  Legg Mason Partners Variable     Seeks capital appreciation.        Legg Mason Partners Fund Advisor,
     Aggressive Growth Portfolio                                      LLC Subadviser: ClearBridge
                                                                      Advisors, LLC
  Legg Mason Partners Variable     Seeks long-term appreciation of    Legg Mason Partners Fund Advisor,
     Appreciation Portfolio        capital.                           LLC Subadviser: ClearBridge
                                                                      Advisors, LLC

                                               INVESTMENT                         INVESTMENT
          FUNDING OPTION                       OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
  Legg Mason Partners Variable     Seeks long-term growth of          Legg Mason Partners Fund Advisor,
     Small Cap Growth Portfolio    capital.                           LLC Subadviser: ClearBridge
                                                                      Advisors, LLC
MET INVESTORS SERIES
  TRUST -- CLASS A(++)
  BlackRock Large Cap Core         Seeks long-term capital growth.    MetLife Advisers, LLC
     Portfolio                                                        Subadviser: BlackRock Advisors,
                                                                      LLC
  MFS(R) Research International    Seeks capital appreciation.        MetLife Advisers, LLC
     Portfolio                                                        Subadviser: Massachusetts
                                                                      Financial
                                                                      Services Company
  Oppenheimer Capital              Seeks capital appreciation.        MetLife Advisers, LLC
     Appreciation Portfolio                                           Subadviser: OppenheimerFunds,
                                                                      Inc.
  Pioneer Fund Portfolio           Seeks reasonable income and        MetLife Advisers, LLC
                                   capital growth.                    Subadviser: Pioneer Investment
                                                                      Management, Inc.
METROPOLITAN SERIES FUND,
  INC. -- CLASS A
  BlackRock Legacy Large Cap       Seeks long-term growth of          MetLife Advisers, LLC
     Growth Portfolio              capital.                           Subadviser: BlackRock Advisors,
                                                                      LLC
  BlackRock Money Market           Seeks a high level of current      MetLife Advisers, LLC
     Portfolio                     income consistent with             Subadviser: BlackRock Advisors,
                                   preservation of capital.           LLC
  MFS(R) Total Return Portfolio    Seeks a favorable total return     MetLife Advisers, LLC
                                   through investment in a            Subadviser: Massachusetts
                                   diversified portfolio.             Financial Services Company
  T. Rowe Price Large Cap Growth   Seeks long-term growth of capital  MetLife Advisers, LLC
     Portfolio                     and, secondarily, dividend         Subadviser: T. Rowe Price
                                   income.                            Associates, Inc.
  Western Asset Management         Seeks to maximize total return     MetLife Advisers, LLC
     Strategic Bond Opportunities  consistent with preservation of    Subadviser: Western Asset
     Portfolio                     capital.                           Management Company
  Western Asset Management U.S.    Seeks to maximize total return     MetLife Advisers, LLC
     Government Portfolio          consistent with preservation of    Subadviser: Western Asset
                                   capital and maintenance of         Management Company
                                   liquidity.
MFS(R) VARIABLE INSURANCE
  TRUST -- INITIAL CLASS
  MFS(R) Research Bond Series      Seeks total return with an         Massachusetts Financial Services
                                   emphasis on current income, but    Company
                                   also considering capital
                                   appreciation.


---------
++ Prior to May 1, 2009, Met Investors Advisory, LLC was the investment adviser of Met Investors Series Trust (the "Trust"). On May 1, 2009, Met Investors Advisory, LLC merged with and into MetLife Advisers, LLC and MetLife Advisers, LLC has now become the investment adviser of the Trust.

             ADDITIONAL INFORMATION REGARDING INVESTMENT PORTFOLIOS

Certain Investment Portfolios listed above were subject to a merger. The chart below identifies the former name and new name for each of these Investment Portfolios, and where applicable, the former name and new name of the trust of which the Investment Portfolio is a part.

INVESTMENT PORTFOLIO MERGERS

The following former Investment Portfolios merged with and into the new Investment Portfolios.

      FORMER INVESTMENT PORTFOLIO/TRUST                NEW INVESTMENT PORTFOLIO/TRUST
---------------------------------------------  ---------------------------------------------
METROPOLITAN SERIES FUND, INC.                 MET INVESTORS SERIES TRUST
  Capital Guardian U.S. Equity                   Pioneer Fund Portfolio -- Class A
     Portfolio -- Class A
MET INVESTORS SERIES TRUST                     METROPOLITAN SERIES FUND, INC.
  Met/AIM Capital Appreciation                   BlackRock Legacy Large Cap Growth
     Portfolio -- Class A                           Portfolio -- Class A

We have modified the first two paragraphs of the ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES subsection in SECTION 4. SUBACCOUNTS to read as follows:

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, an investment adviser (other than our affiliate MetLife Advisers, LLC) or sub-adviser of an Investment Portfolio, or its affiliates, may compensate us and/or certain of our affiliates for administrative or other services relating to the Investment Portfolios. The amount of this compensation is not deducted from Fund assets and does not decrease the Fund's investment return. The amount of the compensation is based on a percentage of assets of the Investment Portfolio attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to .50%. Additionally, an investment adviser or sub-adviser of an Investment Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies are joint owners of our affiliated investment adviser MetLife Advisers, LLC, which is organized as a "limited liability company." Our membership interest entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Investment Portfolios. We may benefit accordingly from assets allocated to the Investment Portfolios to the extent they result in profits to the adviser. (See "Fee Table -- Investment Portfolio Fees and Expenses" for information on the management fees paid by the Investment Portfolios and the Statement of Additional Information for information on the management fees paid by the adviser to the sub-advisers.)

We have modified the Monitored Portfolios listed in the third paragraph in the TRANSFER REQUESTS subsection in SECTION 4. SUBACCOUNTS to read as follows:

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Investment Portfolios, (i.e., the AIM V.I. International Growth Fund, the Fidelity VIP High Income Portfolio, the Legg Mason Partners Variable Small Cap Growth Portfolio, MFS(R) Research International Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio, (the "Monitored Portfolios"), and we monitor transfer activity in those Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days, or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below.

SECTION 6: TAXES

We have added the following paragraph to the subsection MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS:

SUSPENSION OF MINIMUM DISTRIBUTION RULES DURING 2009: Under recently enacted legislation, you (and after your death, your designated beneficiaries) generally do not have to take the required minimum distribution ("RMD") for 2009. The waiver does not apply to any 2008 payments even if received in 2009, so for those payments, you are still required to receive your first RMD payment by April 1, 2009. In contrast, if your first RMD would have been due by April 1, 2010, you are not required to take such distribution; however, your 2010 RMD is due by December 31, 2010. For after-death RMDs, the five year rule is applied without regard to calendar year 2009. For instance, if you died in 2007, the five year period ends in 2013 instead of 2012. This RMD waiver does not apply if you are receiving annuity payments under your contract. The RMD rules are complex, so please consult with your tax advisor before waiving your 2009 RMD payment.

SECTION 8: DEATH BENEFITS

We have modified the subsection UPON YOUR DEATH to read as follows:

UPON YOUR DEATH: If you die before Annuity Income Payments begin, we will pay a death benefit to your Beneficiary (see below). If there is a Joint Owner, the death benefit will be paid when the first owner dies and the surviving Joint Owner will be treated as the Beneficiary. The amount of the death benefit depends on how old you (or the Joint Owner) are on the date of death.

If you (or the Joint Owner) die prior to age 75, the death benefit will be the greatest of:

  (1)the value of your Contract on the date we receive adequate proof of death and written payment instructions or election of spousal or beneficiary continuance;

  (2)the value of the Contract on the most recent 5th Contract anniversary immediately preceding the date of death, plus any subsequent Purchase Payments less any withdrawals since that anniversary date; or

  (3)the total of all Purchase Payments received less any Purchase Payment withdrawals since the date the Contract was issued.

If you (or your Joint Owner) die on or after the date you (or the Joint Owner) reach age 75, the death benefit will be the greatest of:

  (1)the value of your Contract on the date we receive adequate proof of death and written payment instructions or election of spousal or beneficiary continuance;

  (2)the death benefit as of your (or the Joint Owner's) 75th birthday, less the dollar amount of any subsequent withdrawals; or

  (3)the total of all Purchase Payments received less any Purchase Payment withdrawals since the date this Contract was issued.

You may specify the manner in which the death benefit is to be paid. If you do not, the Beneficiary has this right. In either case, the entire death benefit must be paid within 5 years after the date of death, unless: (1) it is paid over the Beneficiary's lifetime or a period not extending beyond the Beneficiary's life expectancy; and (2) payments begin within one year of the date of death. However, if the Beneficiary is your spouse, he/she may continue the Contract as the Owner.

If the death benefit is paid immediately in one lump sum, the Contract will end on the date of payment. If not, the death benefit will become the new Contract Value and will be allocated to the various Subaccounts and the Fixed Account in the same proportion as existed on the date we receive adequate proof of death.

We have added the following paragraph and new subsection to the end of the DEATH BENEFITS Section:

Because the contract proceeds must be distributed within the time periods required by the federal Internal Revenue Code, the right of a spouse to continue the contract, and all contract provisions relating to spousal continuation, are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act, or any other applicable federal law. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same sex marriage should note that the rights of a spouse under the beneficiary continuation provisions of this contract will not be available to such partner or same sex marriage spouse.

TOTAL CONTROL ACCOUNT: The beneficiary may elect to have the Contract's death proceeds paid through an account called the Total Control Account at the time for payment. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.


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